SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 17, 2006

                       IMAGE TECHNOLOGY LABORATORIES, INC.
             (Exact name of Registrant as Specified in its Charter)

            Delaware                                     22-53531373
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                              602 Enterprise Drive
                            Kingston, New York 12401
                            ------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       Registrant's Telephone Number, Including Area Code: (845) 338-3366

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On January 17, 2006, Barry Muradian informed the Registrant of his resignation as the President, Chief Executive Officer and Principal Accounting Officer of the Registrant effective January 20, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2006

                                          IMAGE TECHNOLOGY LABORATORIES, INC.


                                          By: /s/
                                              ----------------------------------
                                              Lewis M. Edwards
                                              Executive Vice-President, R&D
                                              Chief Technology Officer
                                              Chairman of the Board